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                                                                   Exhibit 10.32


                     SEVENTH AMENDMENT TO LOAN AGREEMENT

        THIS SEVENTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), made and entered into as of May 19, 1999, but effective upon satisfaction of each of the conditions precedent specified in Section 2 hereof, by and between FAIRFIELD MANUFACTURING COMPANY, INC., a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as sole "Lender" under the "Loan Agreement" hereinafter referred to and as agent for itself and the other "Lenders" who may hereafter become parties to the Loan Agreement (GE Capital, in such capacity, the "Agent").

                                  RECITALS:

        A. Borrower and GE Capital, as a Lender and as Agent, entered into a certain Loan Agreement, dated as of July 7, 1993, as amended pursuant to a First Amendment to Loan Agreement, dated as of September 30, 1994, a Second Amendment to Loan Agreement, dated March 30, 1995, but effective as of December 31, 1994, a Third Amendment to Loan Agreement, dated as of March 31, 1995, a Fourth Amendment to Loan Agreement, dated as of December 5, 1996, a Fifth Amendment to Loan Agreement, dated as of February 26, 1997, and a Sixth Amendment to Loan Agreement, dated as of October 12, 1998 (the "Loan Agreement"; capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement) whereby, subject to the terms and conditions set forth therein, GE Capital, as sole Lender thereunder, made the Commitment, the Debt Repurchase Line and the Term Loans available to Borrower.

        B. Pursuant to a certain Consent Letter, dated as of April 22, 1999, between Borrower and GE Capital, as Agent and sole Lender (the "Consent Letter"), at the request of Borrower, subject to the conditions precedent set forth therein, GE Capital has consented to (i) Borrower's issuance of unsecured senior subordinated notes in an aggregate principal amount of up to One Hundred Million Dollars ($100,000,000), the proceeds of which will be used (A) to redeem all outstanding Senior Subordinated Notes, (B) to pay in full all outstanding Debt Repurchase Loans, (C) to make a prepayment of the Term Note in the amount of at least Fifteen Million Dollars ($15,000,000) and (D) to pay transaction costs in the amount of approximately Three Million Five Hundred Thousand Dollars ($3,500,000), (ii) Borrower's redemption of the Senior Subordinated Notes from the proceeds of the 1999 Senior Subordinated Notes as described in the preceding clause (i), and (iii) Borrower's issuance, in exchange for the 1999 Senior Subordinated Notes of certain notes having terms substantially identical to the 1999 Senior Subordinated Notes, which notes, pursuant to a certain Exchange Offer Registration Rights Agreement to be entered into by Borrower, will be the subject of a registration statement with the Securities and Exchange Commission.

        C. In satisfaction of one of the conditions precedent to GE Capital's consent set forth in the Consent Letter, Borrower wishes to enter into this Amendment with GE Capital.

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        In consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

        1. Amendments to Loan Agreement. Effective upon fulfillment, to the satisfaction of Lenders, of the conditions precedent set forth in Section 2 hereof, the Loan Agreement shall be deemed to be amended as follows:

            (a)  Amendments to Section 1.1 of the Loan Agreement.

            (i) Section 1.1 of the Loan Agreement shall be deemed to be amended by deleting the definitions of "Agreement", "Change of Control", "Commitment", "Loan Documents" and "Subordinated Indebtedness" therein in their entireties and substituting in lieu thereof the following revised definitions of "Agreement", "Change of Control", "Commitment", "Loan Documents" and "Subordinated Indebtedness":

            "Agreement" means this Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted (including, without limitation, by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment).

            "Change of Control" means (a) the sale, in one or a series of related transactions, of all or substantially all of Lancer's or Borrower's assets as an entirety to any Person or related group of Persons, (b) except as permitted under Section 6.2, the merger or consolidation of Lancer or Borrower with or into another Person or the consolidation or merger of any other Person with or into Lancer or Borrower, (c) the failure of Lancer at any time (i) to maintain in the aggregate a direct or indirect beneficial interest in Borrower at least equal to 50% of the entire beneficial equity interest held by all Persons in Borrower or (ii) to own beneficially, directly or indirectly, Capital Stock representing voting control of Borrower, or (d) a "Change of Control" as defined in the Senior Subordinated Note Indenture or the 1999 Senior Subordinated Note Indenture or any other indenture or governing instrument with respect to any Subordinated Indebtedness.

            "Commitment" means Twenty Million Dollars ($20,000,000), as such amount may be increased to Forty Million Dollars ($40,000,000) pursuant to the Subsequent Commitment Increases provided for in
            Section 2.8, unless and until reduced to zero pursuant to Section 3.2(a).

            "Loan Documents" means, collectively, this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, the Blocked Account Agreements, the Subsidiary Guaranty, the Collateral Documents, the Lancer

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            Pledge Agreement and any other agreements of any type or nature heretofore or hereafter executed and delivered by Borrower or any of its Affiliates in favor of the Agent or Lenders in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

            "Subordinated Indebtedness" means the Indebtedness evidenced by or in respect of (a) prior to the 1999 Debt Repayment, the Senior Subordinated Notes, (b) the 1999 Senior Subordinated Notes and (c) any refinancing of the 1999 Senior Subordinated Notes with the prior written consent of the Majority Lenders on terms and conditions satisfactory to the Majority Lenders (but in no event less favorable to Borrower than the terms and conditions of the 1999 Senior Subordinated Notes), which Indebtedness shall not exceed the principal amount then outstanding under the 1999 Senior Subordinated Notes and shall be subordinated in right of payment to the Obligations in a manner reasonably satisfactory to the Majority Lenders.

            (ii) Section 1.1 of the Loan Agreement shall be deemed further amended by adding therein, in appropriate alphabetical order, the following additional definitions:

            "Exchange Notes" means any Senior Subordinated Notes due 2008, having terms substantially similar to the 1999 Senior Subordinated Notes, in an aggregate principal amount not in excess of One Hundred Million Dollars ($100,000,000), issued by Borrower to holders of the 1999 Senior Subordinated Notes in exchange therefor pursuant to the Exchange Offer. From and after the issuance of any Exchange Notes in exchange for 1999 Senior Subordinated Notes pursuant to the Exchange Offer, such Exchange Notes shall be "1999 Senior Subordinated Notes" for all purposes of this Agreement.

            "Exchange Offer" means Borrower's offer to exchange the 1999 Senior Subordinated Notes for the Exchange Notes pursuant to the terms of the Exchange Offer Registration Rights Agreement.

            "Exchange Offer Registration Rights Agreement" means the Exchange Offer Registration Rights Agreement, dated as of May 19, 1999, made by Borrower in favor of the holders of the 1999 Senior Subordianted Notes, a copy of which has been delivered to the Agent, as such Exchange Offer Registration Rights Agreement may be amended, modified or supplemented after the Seventh Amendment Date, subject to the limitations set forth in Section 6.4.

            "1999 Debt Repayment" means, collectively, the redemption in full of the Senior Subordinated Notes, the prepayment in full of the Debt Repurchase Loans and the prepayment of at least Fifteen Million Dollars ($15,000,000) of the outstanding

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            principal balance of the Term Loans, all from the proceeds of the issuance of the 1999 Senior Subordinated Notes.

            "1999 Senior subordinated Note Indenture" means the Indenture, dated as of May 19, 1999, between Borrower and First Union National Bank, as trustee, pursuant to which the 1999 Senior Subordinated Notes will be issued and governed, a copy of which has been delivered to the Agent, as such Indenture may be amended, modified or supplemented after the Seventh Amendment Date, subject to the limitations set forth in Section 6.4.

            "1999 Senior Subordinated Notes" means, collectively, the $100,000,000 aggregate original principal amount of 1999 Senior Subordinated Notes due 2008, being issued on May 19, 1999 pursuant to the 1999 Senior Subordinated Note Indenture, in the form attached to such Indenture, as such notes may be amended, modified, supplemented, extended or renewed after the Seventh Amendment Date, subject to the limitations set forth in Section 6.4.

            "Seventh Amendment" means the Seventh Amendment to the Loan Agreement, dated as of May 19, 1999, among Borrower, the Agent and GE Capital, as sole Lender.

            "Seventh Amendment Date" means May 19, 1999, or such later date as all conditions precedent to the effectiveness of the Seventh Amendment set forth in Section 2 thereof shall have been satisfied.

            (b) Amendment to Section 2.8 to the Loan Agreement. The Loan Agreement shall be deemed further amended by deleting Section 2.8 thereof in its entirety and substituting in lieu thereof the following revised Section 2.8:


            2.8  Subsequent Commitment Increases.

                 (a) Subsequent Commitment Increases. Subject to the satisfaction of each of the conditions set forth in Section 2.8(b), at Borrower's written request, delivered by Borrower to the Agent at least fifteen (15) days prior to the requested increase date and specifying the requested increase date (each individually a "Subsequent Commitment Increase Date" and collectively the "Subsequent Commitment Increase Dates"), the Commitment shall be increased (each individually a "Subsequent Commitment Increase" and collectively the "Subsequent Commitment Increases") on no more than four Subsequent Commitment Increase Dates by an amount not in excess of Twenty Million Dollars ($20,000,000) in the aggregate as to all Subsequent Commitment Increases.

                 (b) Conditions Precedent to Subsequent Commitment Increases. The obligations of the Lenders to make the Subsequent Commitment Increases available to Borrower are

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            subject to the following conditions precedent each of which shall be satisfied prior to or on the applicable Subsequent Commitment Increase Date:

                 (i) Unless and until the 1999 Senior Subordinated Notes have been issued and the 1999 Debt Repayment has occurred, there shall be no more than two Subsequent Commitment Increases, and, in any event, there shall be no more than four (4) Subsequent Commitment Increases.

                 (ii) Each Subsequent Commitment Increase shall be in a minimum amount of Five Million Dollars ($5,000,000).

                 (iii) The Agent shall have received all of the following, each dated as of the applicable Subsequent Commitment Increase Date and all in form and substance satisfactory to the Agent and legal counsel for the Agent:

                       (1) amendments to the then existing Revolving Credit
                 Note executed by Borrower in favor or each Lender pursuant to which the principal amount of the Revolving Credit Note held by each Lender shall be increased by an amount equal to such Lender's Pro Rata Share of the Subsequent Commitment Increase;

                       (2) an Officer's Certificate affirming that the
                 conditions set forth in clauses (iv), (v), (vi), (vii) and
                 (viii) below have been satisfied;

                       (3) to the extent deemed necessary by the Agent, an
                 amendment to the Mortgage giving effect to the Subsequent Commitment Increase, executed by Borrower, and in form acceptable for recordation with the appropriate Governmental Agency;


                       (4) to the extent deemed necessary by the Agent,
                 assurance from the Title Company that it is committed to cause such amendment to the Mortgage to be recorded, and, upon recordation of such amendment to issue an endorsement to the title insurance policy issued by the Title Company with regard to the Mortgage, in a form acceptable to the Agent, insuring the continued validity and priority of the Mortgage as a lien upon the Owned Real Property, subject to only those title exceptions which are set forth in such title insurance policy and such other title exceptions as may be approved by the Agent in its sole discretion; and

                       (5) such other assurances, certificates, documents,
                 consents or opinions (in addition to those hereinbelow) as the Agent may reasonably require.

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                 (iv)   The representations and warranties contained in Article
            4 shall be true and correct in all material respects on and as of the Subsequent Commitment Increase Date as though made on and as of that date (except to the extent that such representations and warranties relate solely to an earlier date and except as affected by transactions expressly contemplated by this Agreement).

                 (v) There shall not then be pending or, to the best knowledge of Borrower, threatened, any litigation, arbitration, injunction, proceeding, governmental investigation or inquiry against or affecting Borrower or any Property of Borrower before any Governmental Agency that could reasonably be expected to have a Material Adverse Effect.

                 (vi) Each of Lancer, Borrower and each of Borrower's Subsidiaries shall be in compliance with all the terms and provisions of the Loan Documents to which it is party, and no Default or Event of Default shall have occurred and be continuing.

                 (vii)  Since March 31, 1999, there shall not have occurred:
            (A) any event or circumstance that could reasonably be expected to have a Material Adverse Effect, or (B) any dividends or other distributions made to the stockholders of Borrower, except as permitted by Section 6.3 of this Agreement or Section 7(b) of the Lancer Pledge Agreement.

                 (viii) Lenders shall be satisfied that Borrower and its
            Subsidiaries are in compliance with all applicable Laws, including, without limitation, all Environmental Laws and all Laws pertaining to labor, occupational safety and health and ERISA matters except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect. Lenders shall be satisfied that the consummation of the Subsequent Commitment Increase will not cause Borrower or any Subsidiary to violate any Contractual Obligation to which it is party or by which it is bound or any Laws applicable to it.

                 (xi) Lenders shall be satisfied that Borrower's incurrence of Indebtedness pursuant to the Subsequent Commitment Increase is permissible pursuant to Section 1010 of the Senior Subordinated Note Indenture, prior to the Debt Repayment Date, and Section 4.06 of the 1999 Senior Subordinated Note Indenture, and that after giving effect thereto, each of the representations and warranties set forth in Section 4.21 shall continue to be true and correct in all respects and shall have received such assurances in regard thereto as Lenders shall request, including, without limitation, certifications of Senior Officers of Borrower and an opinion of Borrower's counsel with regard to such matters, each to be in form and substance satisfactory to Lenders.

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                 (x)   Borrower shall pay to Lenders a fee for each Subsequent
            Commitment Increase in an amount of one-fourth percent (.25%) of the amount of such increase which fee shall be fully-earned and non-refundable on the date of such increase.

        (c) Amendment to Section 4.21 of the Loan Agreement. Section 4.21 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following revised Section 4.21:

                 4.21 Subordination of Subordinated Indebtedness. (a) This Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment, and the other Loan Documents to which Borrower or any Subsidiary is party, and, to the extent permissible under Section 1010 of the Senior Subordinated
            Note Indenture, all further amendments, amendments and restatements, renewals, extensions, restructurings, supplements, modifications, refinancings, refundings, or replacements hereof and thereof constitute the "Credit Agreement" within the meaning of the Senior Subordinated Note Indenture, and the Term Loans, the Revolving Credit Loan, the Letter of Credit Obligations, the Debt Repurchase Loans and all other Obligations of Borrower to the Agent and the Lenders under this Agreement, the Notes and any of the other Loan Documents, and, to the extent permissible pursuant to Section 1010 of the Senior Subordinated Note Indenture, all further amendments, amendments and restatements, renewals, extensions, restructurings, supplements, modifications, refinancings, refundings and replacements of any of the foregoing, constitute "Senior Indebtedness" of Borrower within the meaning of the Senior Subordinated Note Indenture, and the holders thereof from time to time shall be entitled to all of the rights of a holder of "Senior Indebtedness" pursuant to Article 13 of the Senior Subordinated Note Indenture.

                 (b) This Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment and the other Loan Documents to which Borrower or any Subsidiary is party, and, to the extent permissible under Section 4.06 of the 1999 Senior Subordinated Note Indenture, all further amendments, amendments and restatements, renewals, extensions, restructurings, supplements, modifications, refinancings, refundings, or replacements hereof and thereof constitute the "Credit Agreement" within the meaning of the 1999 Senior Subordinated Note Indenture, and the Term Loans, the Revolving Credit Loan, the Letter of Credit Obligations, the Debt Repurchase Loans and all other Obligations of Borrower to the Agent and the Lenders under this Agreement, the Notes and any of the other Loan Documents, and, to the extent permissible pursuant to Section 4.06 of the 1999 Senior Subordinated
            Note Indenture, all further amendments, amendments and restatements, renewals, extensions, restructurings, supplements, modifications, refinancings, refundings and replacements of any of the foregoing,

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            constitute "Senior Indebtedness" of Borrower within the meaning of the 1999 Senior Subordinated Note Indenture, and the holders thereof from time to time shall be entitled to all of the rights of a holder of "Senior Indebtedness" pursuant to Article Eleven of the 1999 Senior Subordinated Note Indenture.

        (d) Amendment to Section 4.25 of the Loan Agreement. Section 4.25 of the Loan Agreement is hereby deleted in its entirety and the following revised
Section 4.25 is hereby substituted in lieu thereof.

                 4.25 Brokers; Transaction Fees. Neither Borrower nor any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection herewith or with any of the transactions contemplated hereby except customary underwriting commissions and other customary offering expenses in connection with the issuance of the 1999 Senior Subordinated Notes.

        (e) Amendment to Section 5.10 of the Loan Agreement. Section 5.10 of the Loan Agreement is deleted in its entirety and the following revised Section
5.10 is hereby substituted in lieu thereof:

                 5.10 Compliance With Agreements; Payment of Indebtedness. Borrower shall, and shall cause each Subsidiary to, promptly and fully comply with all Contractual Obligations under all agreements, indentures, leases and/or instruments to which Borrower or any Subsidiary is a party, whether such agreements, indentures, leases or instruments are with the Lenders or another Person, where the failure so to comply could reasonably be expected to have a Material Adverse Effect. Without limitation of the foregoing, Borrower shall pay, and shall cause each Subsidiary to pay, all Indebtedness in respect of such Contractual Obligations, subject to the subordination provisions contained in the Senior Subordinated Note Indenture and the 1999 Senior Subordinated Note Indenture or any other instruments or agreements evidencing Indebtedness of Borrower or any Subsidiary.

        (f) Amendments to Section 6.3 of the Loan Agreement. (i) Section 6.3 of the Loan Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting in lieu thereof the following revised clause (a):

            (a)  (i)    prior to the consummation of the 1999 Debt Repayment,
        regularly scheduled payments of interest in respect of the Senior Subordinated Notes (but only to the extent permitted to be made pursuant to Section 1303 of the Senior Subordinated Note Indenture), (ii) the redemption of the Senior Subordinated Notes as part of the 1999 Debt Repayment and (iii) regularly scheduled payments of interest in respect of the 1999 Senior Subordinated Notes (but only to the extent permitted to be made pursuant to Section 11.03 of the 1999 Senior Subordinated
        Note Indenture);

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                 (ii)   Section 6.3 of the Loan Agreement is hereby further
        amended by deleting subclause (C) of clause (k) thereof in its entirety and substituting in lieu thereof the following revised subclause (C):

                        (C) such dividends are permitted to be paid (x) until
                 the 1999 Debt Repayment, under Section 1011 of the Senior Subordinated Note Indenture as in effect on the Closing Date (without requiring the obtaining of any waiver or consents from the holders of the Senior Subordinated Notes), and (y) under
                 Section 4.08 of the 1999 Senior Subordinated Note Indenture as in effect on the Seventh Amendment Date (without requiring the obtaining of any waiver or consent from the holders of the 1999 Senior Subordinated Notes);

                 (iii) Section 6.3 of the Loan Agreement is hereby further amended by adding the following clause (q) at the end of such
            Section:

                        (q) the exchange of 1999 Senior Subordinated Notes for
                 the Exchange Notes pursuant to the Exchange Offer.

            (g) Amendment to Section 6.4 of the Loan Agreement. Section 6.4 of the Loan Agreement is hereby deleted in its entirety and the following revised Section 6.4 is hereby substituted in lieu thereof;

            6.4 Restrictions on Amendments, Etc. Borrower shall not (a) amend, modify or change, or consent or agree to any amendment, modification or change to, the Senior Subordinated Note Indenture, the 1999 Senior Subordinated Note Indenture, any Subordinated Note, any 1999 Senior Subordinated Note or the Exchange Offer Registration Rights Agreement or any of the terms relating to Subordinated Indebtedness (other than (i) any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date of payment of interest thereon or other amounts with respect thereto and (ii) amendments of the type described in Sections 901(4), (5) and (8) of the Senior Subordinated Note Indenture and Sections 8.01(2), (3), (4) and (8) of the 1999 Senior Subordinated Note Indenture, provided, however, that any amendment, modification or change with respect to the definitions of "Credit Agreement", "Designated Senior Indebtedness", "Senior Indebtedness" or "Guarantor Senior Indebtedness" (as defined in the Senior Subordinated Note Indenture and the 1999 Senior Subordinated Note Indenture), "Senior Credit Facility" (as defined in the 1999 Senior Subordinated Note Indenture) or with respect to Article 13 of the Senior Subordinated Note Indenture or Article Eleven of the 1999 Senior Subordinated Note Indenture shall require the consent of the Majority Lenders); (b) designate any "Senior Indebtedness" other than the Obligations as "Designated Senior Indebtedness" (as such terms are defined in the Senior Subordinated Note Indenture and the 1999 Senior Subordinated Note Indenture) or (c) amend, modify or change, or consent or agree to any amendment, modification or change to, the Certificate of Designations or any of the terms relating to the New Preferred Stock or the Exchange Preferred Stock.

            (h) Amendments to Section 9.1 of the Loan Agreement.

        (i) Section 9.1 of the Loan Agreement is hereby amended by deleting the third parenthetical phrase in clause (e) thereof, which begins with the word "including" and ends with the word "Indenture", and substituting in lieu thereof the following parenthetical phrase: (including, without limitation, a "Change of Control", as defined in the Senior Subordinated Note Indenture and the 1999 Senior Subordinated Note Indenture);

            (ii) Section 9.1 of the Loan Agreement is hereby further amended by deleting clause (j) thereof in its entirety and substituting in lieu thereof the following revised clause (j):

                 (j) Subordinated Indebtedness. Any determination is made by a court of competent jurisdiction that payment of principal or interest or both is due to any holder of any Subordinated Indebtedness which would not be permitted by Section 6.3, that the Senior Subordinated Notes are not subordinated to the Obligations in accordance with the terms of the Senior Subordinated Note Indenture or that the 1999 Senior Subordinated Notes are not subordinated to the Obligations in accordance with the terms of the 1999 Senior Subordinated Note Indenture; or

            (iii) Section 9.1 of the Loan Agreement is hereby further amended by adding at the end of such Section a new clause (s) to read as follows:

                  (s) 1999 Debt Repayment. Borrower fails to complete the 1999
            Debt Repayment on or prior to July 30, 1999.

        2. Conditions Precedent. This Amendment shall not become effective unless and until each of the following conditions precedent shall have been fulfilled, to Lenders' and its counsel's satisfaction:

            (a) Documents. The Agent shall have received all of the following, all in form and substance reasonably satisfactory to the Agent and legal counsel for the Agent:

            (i) a reaffirmation of the Subsidiary Guaranty and Subsidiary Security Agreement signed by T-H Licensing and a reaffirmation of the Lancer Pledge Agreement signed by Lancer;

            (ii) an Officer's Certificate affirming that the conditions set forth in clauses (b), (c), (d), (e), (f) and (g) below have been satisfied;

            (iii) corporate resolutions of Borrower's Board of Directors authorizing Borrower's execution, delivery and performance of this Amendment, issuance of the 1999 Senior Subordinated Notes, execution and delivery of the 1999 Senior Subordinated Notes.

        Indenture, the 1999 Senior Subordinated Notes, the Exchange Agreement and the Exchange Notes and all related transactions, certified by Borrower's Secretary or Assistant Secretary to be true, correct and complete; and

            (iv) such other assurances, certificates, documents, consents or opinions (in addition to those described hereinbelow) as the Agent may reasonably require.

            (b) 1999 Senior Subordinated Notes. (i) Borrower shall have delivered to Lenders a certificate of a Senior Officer certifying that its issuance of the 1999 Senior Subordinated Notes, and the application of the proceeds thereof in connection with the 1999 Debt Repayment, will not violate the Senior Subordinated Notes Indenture or the Certificate of Designations and, as applicable, attaching calculations so demonstrating.

            (ii) Borrower and as applicable, the other parties thereto, shall have executed and delivered the Exchange Offer Registration Rights Agreement and the 1999 Senior Subordinated Note Indenture and Borrower shall have issued the 1999 Senior Subordinated Notes pursuant thereto.

            (c) Representations and Warranties. The representations and warranties contained in Article 4 of the Loan Agreement (as amended hereby) shall be true and correct in all material respects on and as of the effective date hereof as though made on and as of that date (except to the extent that such representations and warranties relate solely to an earlier date and except as affected by transactions expressly contemplated by the Loan Agreement).

            (d) Absence of Litigation. There shall not be pending or, to the best knowledge of Borrower, threatened, any litigation, arbitration, injunction, proceeding, governmental investigation or inquiry against or affecting Borrower or any Property of Borrower before any Governmental Agency that could reasonably be expected to have a Material Adverse Effect.

            (e) No Default; Contractual Obligations. After giving effect to this Amendment, Lancer, Borrower and T-H Licensing shall be in compliance with all the terms and provisions of the Loan Documents to which they are party, and no Default or Event of Default shall have occurred and be continuing. The execution and delivery by Borrower of this Amendment and the consummation of the transactions contemplated hereby shall not cause Borrower to violate any Contractual Obligation to which it is party or by which it is bound.

            (f) No Material Adverse Effect. Since March 31, 1999, there shall not have occurred: (1) any event or circumstance that could reasonably be expected to have a Material Adverse Effect, or (2) any dividends or other distributions made to the stockholders of Borrower, except as permitted by Section 6.3 of the Loan Agreement and Section 7(b) of the Lancer Pledge Agreement.

            (g) Compliance with Laws. Lenders shall be satisfied that Borrower and its Subsidiaries are in compliance with all applicable Laws, including, without limitation, all Environmental Laws and all Laws pertaining to labor, occupational safety and health and ERISA matters except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect.

        3.  Other Agreement

            (a) Except as set forth expressly herein and above, all terms of the Loan Agreement and the other Loan Decuments shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Agent and Lenders. In furtherance of the foregoing, Borrower acknowledges that from and after the date hereof, it shall continue to be bound by all provisions of the Loan Agreement as amended hereby. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.


            (b) Borrower agrees to pay on demand the reasonable fees and out-of-pocket expenses of counsel to GE Capital incurred in connection with the preparation, execution, delivery and enforcement of this Amendment, the closing hereof, and any other transactions contemplated hereby.


            (c) To induce the Agent and Lenders to enter into this Amendment, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Borrower as against the Agent or Lenders with respect to the Obligations.

            (d) This Amendment shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and all applicable laws of the United States of America.

            (e) This Amendment may be executed in two or more counterparts, all of which shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                        FAIRFIELD MANUFACTURING
                         COMPANY, INC.


                        By: /s/ Richard A. Bush
                            ------------------------
                            Richard A. Bush
                            Vice President-Finance

                        GENERAL ELECTRIC CAPITAL
                         CORPORATION, as Agent


                        By: /s/ Elaine L. Moore
                            ------------------------
                            Elaine L. Moore
                            Senior Vice President,
                            as duly authorized

                        GENERAL ELECTRIC CAPITAL
                         CORPORATION, as Lender


                        By: /s/ Elaine L. Moore
                            ------------------------
                            Elaine L. Moore
                            Senior Vice President,
                            as duly authorized

                     ACKNOWLEDGMENT OF GUARANTOR


        The undersigned, T-H Licensing, Inc., hereby (a) acknowledges its receipt of a copy of and consents to the within and foregoing Amendment, (b) agrees to be bound by the provisions thereof and (c) acknowledges and agrees that the Subsidiary Guaranty, the Subsidiary Security Agreement and all other Loan Documents to which the undersigned is a party shall continue in full force and effect from and after the execution and delivery of the within and foregoing Amendment without diminution or impairment.

        IN WITNESS WHEREOF, the undersigned has set its hand as of the 19th day of May, 1999.


                                T-H LICENSING, INC.


                                By: /s/ Craig Dolinick
                                   -------------------

                           ACKNOWLEDGMENT OF LANCER


        The undersigned, Lancer Industries, Inc., hereby (a) acknowledges its receipt of a copy of and consents to the within and foregoing amendment, (b) agrees to be bound by the provisions therof and (c) acknowledges and agrees that the Lancer Pledge Agreement shall continue in full force and effect from and after the execution and delivery of the within and foregoing Amendment without diminution or impairment.

        IN WITNESS WHEREOF, the undersigned has set its hand as of the 19th day of May, 1999.


                            LANCER INDUSTRIES, INC.

                            By: /s/ Craig Dolinick
                                ----------------------